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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 5, 2008


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          0-26467                                           54-1873112
------------------------------                              ----------
(Commission File Number)                                    (IRS Employer
                                                            Identification
                                                            Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia              20191
-----------------------------------------------------              -----
(Address of Principal Executive Offices)                         (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On September 5, 2008, Greater Atlantic Financial Corp. ("Greater Atlantic"), the holding company for Greater Atlantic Bank (the "Bank'), issued a press release announcing that its shareholders overwhelmingly approved the merger of Greater Atlantic with and into Summit Financial Group, Inc. The press release announcing the approval of the merger agreement is included as Exhibit
99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (a)    Financial Statements of Businesses Acquired: Not applicable

       (b)    Pro Forma Financial Information: Not applicable

       (c)    Shell Company Transactions: Not applicable

       (d)    Exhibits


              Exhibit No.         Description
              -----------         -----------

              Exhibit 99.1        Press Release dated September 5, 2008.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER ATLANTIC FINANCIAL CORP.


Date: September 5, 2008             By: /s/ Carroll E. Amos
                                        ---------------------------------------
                                        Carroll E. Amos
                                        President and Chief Executive Officer

Date: September 5, 2008             By: /s/ David E. Ritter
                                        ----------------------------------------
                                        David E. Ritter
                                        Senior Vice President and
                                         Chief Financial Officer